LAURUS
family of funds

July 31, 2006

180 Connect Inc.
135 Crossways Park Dr.
Suite 402
Woodbury, NY 11797

Attention: Mr. Steven Amato, CFO
Telephone: (516) 558-3700

Re: Overadvance Letter

Ladies and Gentleman:

Reference is hereby made to that certain Security and Purchase Agreement made as of July 31, 2006 by and among LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), 180 Connect Inc., a Nevada corporation (the "Parent"), and each party listed on Exhibit A attached thereto (together with the Parent, each a "Company" and collectively, the "Companies") (as amended, modified or supplemented from time to time, the "Security Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Security Agreement.

For the period beginning on the date hereof and ending on July 31, 2007 (the "Period"), in order to assist the Companies to fund certain working capital obligations, Laurus is hereby notifying you pursuant to Section 2(a)(iii) of the Security Agreement that it will, subject to the terms and conditions contained herein, make Loans to the Companies from time to time in excess of the Formula Amount (each such Loan, a "Working Capital Overadvance") in a maximum aggregate principal amount for all such Working Capital Overadvances not to exceed Nine Million Dollars ($9,000,000) outstanding at any time. The Overadvance rate set forth in Section 5(b)(ii) of the Security Agreement (the "Overadvance Rate") shall not apply to Working Capital Overadvances, and interest on Working Capital Advances shall accrue at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "**Prime Rate**"), plus five percent (5.0%) (the "Working Capital Overadvance Rate"). The Working Capital Overadvance Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the date of the change in the Prime Rate. The Working Capital Overadvance Rate shall not at any time be less than eleven percent (11.0%). Interes t on each Working Capital Overadvance shall be calculated on the basis of a 360 day year for the actual number of days elapsed, and be due and payable in full on each respective Repayment Date, whether by acceleration or otherwise.

Solely during the Period, Laurus hereby waives compliance with Section 3 of the Security Agreement, but solely as such provision relates to the immediate repayment requirement for Overadvances attributable solely due to Working Capital Overadvances made hereunder. Laurus further agrees that solely for such Period (but not thereafter), if repaid according to the terms and conditions set forth herein, Working Capital Overadvances shall not trigger an Event of Default under Section 19(a) of the Security Agreement. All other terms and provisions of the Security Agreement and the Ancillary Agreements remain in full force and effect.

This letter may not be amended or waived except by an instrument in writing signed by the Company and Laurus. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede and replace all prior communications, written or oral, with respect to the matters herein. This OveradvanceLetter shall for all purposes be deemed to be an Ancillary Agreement.

If the foregoing Overadvance Letter meets with your approval please signify your acceptance of the terms hereof by signing below.

LAURUS MASTER FUND, LTD.

By:______________________________
David Grin, Director

Agreed and accepted on the date hereof:

180 CONNECT INC.

By:______________________________
Name:
Title:

MOUNTAIN CENTER, INC.

By:______________________________
Name:
Title:

JJ&V COMMUNICATIONS, INC.

By:______________________________
Name:
Title:

TUMBLEWEED HS INC.

By:______________________________
Name:
Title:

If the foregoing Overadvance Letter meets with your approval please signify your acceptance of the terms hereof by signing below.

LAURUS MASTER FUND, LTD.

By:________________________________

Agreed and accepted on the date hereof:

180 CONNECT INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP + CFO

MOUNTAIN CENTER, INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP + CFO

JJ&V COMMUNICATIONS, INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP + CFO

TUMBLEWEED HS INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP + CFO

PIEDMONT TELECOMMUNICATIONS, INC.

By: ____________________
Name: Steven C. Amato
Title: Sr. VP + CFO

180 DIGITAL INTERIORS, INC.

By: ____________________
Name: Steven C. Amato
Title: Sr. VP + CFO

HD COMPLETE, INC.

By: ____________________
Name: Steven C. Amato
Title: Sr. VP + CFO

IRONWOOD COMMUNICATIONS INC.

By: ____________________
Name: Steven C. Amato
Title: Sr. VP + CFO

QUEENS CABLE CONTRACTORS, INC.

By: ____________________
Name: Steven C. Amato
Title: Sn VP + CFO